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                                                                   Exhibit 10.11


                PARTNERSHIP INTEREST PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT is made and entered into as of April 2, 1996 by and between SCRIPPS HOWARD PUBLISHING, INC., a Delaware corporation (the "Selling Party"), and COLONY CABLE NETWORKS, INC. ("Purchaser"). Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement of General Partnership of Television Food Network, G.P. by and between Cable Program Management Co., G.P. ("CPMCO") and the General Partners identified therein dated as of August 16, 1993, as amended to date (the "TVFN Partnership Agreement").

                                R E C I T A L S

     WHEREAS, the Selling Party is the owner of General Partnership Units in Television Food Network, G.P., a Delaware general partnership (the "Partnership"); and

     WHEREAS, Purchaser desires to purchase from the Selling Party, and the Selling Party desires to sell to Purchaser, all of its General Partnership Units together with all of its right, title and interest in and to the Partnership and the TVFN Partnership Agreement, all subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     SECTION 1.01. PURCHASE AND SALE. Except as otherwise provided and subject to the terms and conditions set forth in this Agreement, the Selling Party agrees to sell, convey, assign, transfer and deliver to Purchaser, and Purchaser agrees to purchase from the Selling Party at the "Closing" (as hereinafter defined) all of the Selling Party's "Purchased Interests" (as defined in Section
2.01 hereof).

                                   ARTICLE II
                       DESCRIPTION OF PURCHASED INTERESTS

     SECTION 2.01. The "Purchased Interests" to be conveyed to Purchaser shall be all of the Selling Party's right, title and interest in and to the Partnership and the TVFN Partnership Agreement; except for the Selling Party's Subscriber Interest (as defined in the TVFN Partnership Agreement), which the Selling Party shall forfeit as set forth in the "Mutual Release" (as defined in Section 9.03 hereof).

                                  ARTICLE III
                            INSTRUMENTS OF TRANSFER

     At the Closing, the Selling Party will deliver to Purchaser a duly executed assignment in substantially the form of Exhibit A attached hereto (the "Assignment Agreement").


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                                   ARTICLE IV
                                 PURCHASE PRICE

     SECTION 4.01. PURCHASE PRICE. The total purchase price for the Purchased Interests shall be Eleven Million Four Hundred Thousand Dollars ($11,400,000.00) (the "Purchase Price").

     SECTION 4.02. PAYMENT OF PURCHASE PRICE. The Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to the Selling Party, or as the Selling Party may direct, at Closing, in an amount equal to the Purchase Price. Three business days before the Closing, the Selling Party shall notify the Purchaser in writing as to the precise wire instructions for the Purchase Price.

                                   ARTICLE V
                                    CLOSING

     SECTION 5.01. TIME; PLACE. The "Closing" shall take place at the offices of Edwards & Angell, 2800 Hospital Trust Tower, Providence, Rhode Island, within five (5) business days after all conditions to Closing in Articles 9 and 10 hereof have been satisfied or waived as herein permitted, or at such other time and place or on such other date as the Selling Party and Purchaser may mutually agree. The outside dates for the Closing are specified in Article XIII hereof.

                                   ARTICLE VI
                        SELLING PARTY'S REPRESENTATIONS

     The Selling Party hereby represents, warrants, covenants and agrees, which representations, warranties, covenants and agreements, together with all other representations, warranties, covenants and agreements of Selling Party in this Agreement, shall survive the execution and delivery of this Agreement and the payment of the Purchase Price hereunder for a period of 12 months from the Closing that:

     SECTION 6.01. ORGANIZATION; QUALIFICATION. The Selling Party is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all power and authority to own and operate its properties and to carry on its business as now being conducted or proposed to be conducted. The Selling Party has the power and authority to execute and deliver and perform its obligations under this Agreement and to undertake the transactions contemplated hereby.

     SECTION 6.02. CONSENTS, AUTHORIZATION, EXECUTION AND DELIVERY OF AGREEMENT. The execution and delivery of this Agreement by Selling Party has been duly and validly authorized and approved by all necessary action of Selling Party. The Selling Party has full power and authority to execute and deliver and perform its obligations under this Agreement, subject to obtaining all necessary elections not to purchase and consents required for the transfer by the Selling Party of the Purchased Interests (collectively, the "Consents"). This Agreement is a valid and binding obligation of Selling Party, enforceable against it in accordance with its terms, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will be in material violation of any statute, law, ordinance, rule, regulation, judgment, order, permit, writ, injunction or decree of any court, commission, bureau or agency to which Selling Party is subject or by which Selling Party is bound, nor constitute a material breach or material default under Selling Party's charter, by-laws or (subject to Selling Party's receipt of the Consents) any material agreement or material obligation to which Selling Party is a party or by which Selling Party is bound. The execution, delivery and performance of this Agreement by the Selling Party will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Purchased Interests.

     SECTION 6.03. TITLE TO PURCHASED INTERESTS. Subject to the Selling Party's and the Purchaser's receipt of the Consents, the Selling Party has full power, right and authority to sell and convey to Purchaser legal and beneficial title to the Purchased Interests and the Selling Party's sale to Purchaser shall transfer good

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and marketable title thereto, free and clear of all security interests, liens, pledges, charges and encumbrances of every kind.

     SECTION 6.04. LITIGATION AND LEGAL PROCEEDINGS. There is no outstanding judgment against the Selling Party and there is no litigation, proceeding or investigation pending, or, to the Selling Party's knowledge, threatened, against the Selling Party or its assets which individually or in the aggregate would, if adversely determined, result in a material adverse change in the business condition (financial or otherwise) of the Selling Party or the Purchased Interests, or which questions the validity of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement.

     SECTION 6.05. BROKERS. The Selling Party has not engaged any agent, broker or other person acting pursuant to the express or implied authority of the Selling Party which is or may be entitled to a commission or broker or finder's fee in connection with the transactions contemplated by this Agreement or otherwise with respect to the sale of the Purchased Interests.

                                  ARTICLE VII
                          PURCHASER'S REPRESENTATIONS

     Purchaser hereby represents, warrants, covenants and agrees, which representations, warranties, covenants and agreements, together with all other representations, warranties, covenants and agreements of Purchaser in this Agreement, shall survive the execution and delivery of this Agreement and the payment of the Purchase Price hereunder for a period of 12 months from the Closing, that:

     SECTION 7.01. ORGANIZATION; QUALIFICATION. Purchaser is a corporation duly organized and validly existing under the laws of the state of its incorporation. Purchaser has all power and authority to (i) own and operate its properties,
(ii) carry on its business as it is now being conducted, and (iii) execute, deliver and perform its obligations under this Agreement and to undertake the transactions contemplated hereby.

     SECTION 7.02. CONSENTS; AUTHORIZATION; EXECUTION AND DELIVERY OF AGREEMENT. The execution and delivery of this Agreement by Purchaser has been duly and validly authorized and approved by all necessary action of Purchaser. The Purchaser has full power and authority to execute and deliver and perform its obligations under this Agreement, subject to obtaining all the Consents. This Agreement is a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will be in material violation of any statute, law, ordinance, rule, regulation, judgment, order, permit, writ, injunction or decree of any court, commission, bureau or agency to which Purchaser is subject or by which Purchaser is bound, nor constitute a material breach or material default under Purchaser's charter, by-laws or any material agreement or (subject to the Selling Party's and Purchaser's receipt of the Consents) material obligation to which Purchaser is a party or by which Purchaser is bound.

     SECTION 7.03. LITIGATION AND LEGAL PROCEEDINGS. There is no outstanding judgment against Purchaser and there is no litigation, proceeding or investigation pending, or, to Purchaser's knowledge, threatened, against Purchaser, or its assets which individually or in the aggregate would, if adversely determined, result in a material adverse change in the business condition (financial or otherwise) of Purchaser or which questions the validity of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement or the consummation of the transactions contemplated hereby by the Purchaser.

     SECTION 7.04. BROKERS. Purchaser has not engaged any agent, broker or other person acting pursuant to the express or implied authority of Purchaser which is or may be entitled to a commission or broker or

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finder's fee in connection with the transactions contemplated by this Agreement or otherwise with respect to the sale of the Purchased Interests.

     SECTION 7.05. FUNDS. At the Closing, the Purchaser will have sufficient funds to pay the Purchase Price to the Selling Party.

     SECTION 7.06. FAVORED TERMS. The Purchaser represents and warrants to the Selling Party that, except for the "Potential CCI Transaction" (defined below), the price being paid to the Selling Party pursuant to this Agreement is as high a price, on a pro rata basis, as is being paid (whether in cash or other consideration) to any Partner (as defined in the TVFN Partnership Agreement) or any other person in consideration for such Partner's or other person's equity interest in the Partnership. The Selling Party hereby acknowledges that the Purchaser has advised the Selling Party that it has commenced discussions with an affiliate of Continental Cablevision, Inc. ("CCI") regarding a potential transaction in which the Purchaser, among other things, would purchase CCI's equity interest in the Partnership (the "Potential CCI Transaction").

     SECTION 7.07. OTHER TRANSACTIONS. The Purchaser represents and warrants to the Selling Party that neither the Partnership nor CPMCO has any agreement to, nor has engaged in any discussion that is likely to lead it to, sell a controlling interest in the Partnership at a price that is, on a pro rata basis, higher than the price being paid (whether in cash or other consideration) to the Selling Party hereunder.

                                  ARTICLE VIII
             SELLING PARTY'S AND PURCHASER'S AFFIRMATIVE COVENANTS

     SECTION 8.01. THIRD PARTY CONSENTS. Each of Purchaser and the Selling Party covenants and agrees that each of them will reasonably cooperate with each other, and do all things reasonably necessary to attempt to obtain the Consents.

     SECTION 8.02. NEGATIVE COMMENTS. From the date hereof until the date which is 12 months from the date of the Closing, none of the Selling Party, the Purchaser or TVFN or any of their affiliates, related entities, shareholders, partners, officers, directors, employees, representatives, successors and assigns will publicly make any derogatory or disparaging comments relating in any way to the Partnership or its affairs about the Partnership, CPMCO, any of the partners of the Partnership or CPMCO, any of such partners' affiliates or employees, any employee of the Partnership or Reese Schonfeld.

     SECTION 8.03. CONFIDENTIALITY. From the date hereof until the date which is 12 months from the date of the Closing, the Selling Party agrees to be bound by the confidentiality agreement set forth in Section 16.10 of the TVFN Partnership Agreement to the same extent as if the Selling Party had remained a partner in the Partnership during such period. The "Mutual Release" (as defined below) shall not be deemed to apply to this agreement.

     SECTION 8.04. NON-COMPETE. The Selling Party hereby confirms that the Selling Party will be bound by the restrictive covenant agreement set forth in
Section 3.02 of the TVFN Partnership Agreement from the date hereof until the date which is 12 months from the date of the Closing. The Mutual Release shall not be deemed to apply to this agreement.

     SECTION 8.05. COOPERATION. Each of the parties hereto will use its best efforts to take, or cause to be taken, all appropriate action and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement in the most expeditious manner practicable.

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                                   ARTICLE IX
            CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE

     The obligation of Purchaser under this Agreement with respect to the purchase and sale of the Purchased Interests shall be subject to the fulfillment on or prior to the Closing of each of the following conditions:

     SECTION 9.01. ACCURACY OF REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF THIS AGREEMENT. All of the representations and warranties by the Selling Party contained in this Agreement shall be true and correct in all material respects at and as of the Closing except for representations made as of a specific date which shall be true at and as of such date. The Selling Party shall have complied with and performed in all material respects all of the agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Purchaser shall have been furnished with a certificate or certificates of the Selling Party or an authorized officer thereof, dated as of the Closing, certifying to the fulfillment of the foregoing conditions.

     SECTION 9.02. MUTUAL RELEASE. The Selling Party shall deliver to the Purchaser a duly executed copy of the Mutual Release attached hereto as Exhibit B (the "Mutual Release").

     SECTION 9.03. ASSIGNMENT AGREEMENT. The Selling Party shall deliver to the Purchaser a duly executed copy of the Assignment Agreement.

     SECTION 9.04. MANAGEMENT COMMITTEE APPROVALS. The Partnership's Management Committee shall approve the transactions contemplated by this Agreement as required by Section 8.01(b) of the TVFN Partnership Agreement and shall approve the Purchaser as a substitute partner as provided in Section 8.06 of the TVFN Partnership Agreement.

     SECTION 9.05. RIGHTS OF FIRST AND SECOND REFUSAL. The obligations of the Selling Party to comply with the provisions providing rights of first refusal and second refusal set forth in Sections 9.01 and 9.02(a), (b) and (c) of the TVFN Partnership Agreement shall have been satisfied in the reasonable judgment of the Selling Party and the Purchaser.

                                   ARTICLE X
                            CONDITIONS PRECEDENT TO
                      SELLING PARTY'S OBLIGATION TO CLOSE

     The obligations of Selling Party under this Agreement with respect to the purchase and sale of the Purchased Interests shall be subject to the fulfillment on or prior to the Closing of each of the following conditions:

     SECTION 10.01. ACCURACY OF REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF THIS AGREEMENT. All of the representations and warranties by Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the Closing. Purchaser shall have complied with and performed in all material respects all of the agreements and covenants required by this Agreement to be performed and complied with by it on or prior to the Closing. Selling Party shall have been furnished with a certificate of an officer of the Purchaser, dated as of the Closing, certifying to the fulfillment of the foregoing conditions.

     SECTION 10.02. MUTUAL RELEASE. The Purchaser shall deliver to the Selling Party a duly executed copy of the Mutual Release.

     SECTION 10.03. MANAGEMENT COMMITTEE APPROVALS. The Partnership's Management Committee shall approve the transactions contemplated by this Agreement as required by Section 8.01(b) of the TVFN Partnership Agreement and shall approve the Purchaser as a substitute partner as provided in Section 8.06 of the TVFN Partnership Agreement.

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     SECTION 10.04. RIGHTS OF FIRST AND SECOND REFUSAL. The obligations of the
Selling Party to comply with the provisions providing rights of first refusal and second refusal set forth in Sections 9.01 and 9.02(a), (b) and (c) of the TVFN Partnership Agreement shall have been satisfied in the reasonable judgment of the Selling Party and the Purchaser.

     SECTION 10.05. COMPLIANCE WITH TVFN PARTNERSHIP AGREEMENT. The Purchaser shall comply in all respects with Section 9.06 of the TVFN Partnership Agreement.

                                   ARTICLE XI
                                INDEMNIFICATION

     SECTION 11.01. INDEMNIFICATION BY SELLING PARTY. (a) Notwithstanding the Closing, and regardless of any investigation made at any time by or on behalf of Purchaser or any information Purchaser may have, the Selling Party agrees to indemnify and to hold Purchaser, its officers, directors, and employees harmless from and against and in respect of any losses (including lost revenues), damages, costs, expenses, suits, demands, judgments and diminution in value incurred by Purchaser from:

          (i) Any damage or deficiency resulting from any material misrepresentation, material breach of warranty, or material nonfulfillment of any agreement or covenant on the part of the Selling Party under this Agreement or from any material misrepresentation in or material omission from any exhibit or other instrument furnished or to be furnished to the Purchaser hereunder; and

          (ii) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Purchaser in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters Purchaser is indemnified against by the Selling Party in this Agreement.

     SECTION 11.02. INDEMNIFICATION BY PURCHASER. Notwithstanding the Closing, Purchaser agrees to indemnify and to hold Selling Party and its officers, directors, partners and employees harmless from and against and in respect of any losses (including lost revenues), damages, costs, expenses, suits, demands, judgments and diminution in value incurred by the Selling Party from:

          (a) Any damage or deficiency resulting from any material misrepresentation, material breach of warranty, or material nonfulfillment of any agreement or covenant on the part of Purchaser under this Agreement or from any material misrepresentation in or material omission from any exhibit or other instrument furnished or to be furnished to Selling Party hereunder; and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Selling Parties in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters the Selling Party are indemnified against by Purchaser in this Agreement.

     SECTION 11.03. NOTICE TO INDEMNIFYING PARTY. (a) The indemnified party shall notify the indemnifying party of any claim for which indemnification is sought under this Article XI promptly and not later than 12 months after the Closing.

     (b) The indemnifying party shall be entitled to participate in and, upon notice to and with such counsel as approved in writing by the indemnified party (such approval not to be unreasonably withheld or delayed), assume the defense of, any suit, action or proceeding commenced against the indemnified party for which indemnification is sought under this Section 11.03. No claim shall be paid or settled without the prior written approval of the indemnifying party (such approval not to be unreasonably withheld or

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

delayed). The indemnifying party shall not be liable for any legal expenses of counsel which are incurred by the indemnified party in connection with the defense of any such suit, action or proceeding after the date of approval by the indemnified party of counsel selected by the indemnifying party to assume the defense thereof, except for reasonable costs of assessment and investigation thereof.

                                  ARTICLE XII
                       CONFIDENTIALITY AND PRESS RELEASES

     SECTION 12.01. CONFIDENTIALITY. Each party shall hold in strict confidence all documents and information concerning the other and, if the transaction contemplated hereby should not be consummated, such confidence shall be maintained, and all such documents and information (in written form) shall immediately thereafter be destroyed and notice of such destruction promptly given to the party originally furnishing the same.

     SECTION 12.02. PRESS RELEASES. No press release or public disclosure, either written or oral, of the existence or terms of this Agreement shall be made by either Purchaser or the Selling Party without the consent of the other subject to the provisions of Section 12.03, and Purchaser and the Selling Party shall each furnish to the other advance copies of any release which it proposes to make public concerning this Agreement or the transactions contemplated hereby and the date upon which Purchaser or the Selling Parties, as the case may be, proposes to make such press release.

     SECTION 12.03. DISCLOSURES REQUIRED BY LAW. This Article XII shall not, however, be construed to prohibit any party from making any disclosures to any governmental authority that it is required to make by law or from filing this Agreement with, or disclosing the terms of this Agreement to, any institutional lender to such party, prohibit any party from making any disclosure reasonably necessary to obtain any Consent required under the TVFN Partnership Agreement or to facilitate the satisfaction of any closing condition or prohibit Selling Party, Purchaser or any of their affiliates from disclosing to its investors, partners, accountants, auditors, attorneys, parent company and broker/dealers such terms of this transaction as are customarily disclosed to them.

                                  ARTICLE XIII
                                  TERMINATION

     This Agreement may be terminated and the transactions contemplated herein may be abandoned, by written notice promptly given to the other party hereto, at any time prior to the Closing:

          (a) by mutual written consent of the Selling Party and the Purchaser;

          (b) by either Purchaser or Selling Party, if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise permanently prohibiting the sale of the Purchased Interests to Purchaser (which Selling Party and Purchaser shall have used all reasonable efforts to have lifted or reversed) and such order, decree, ruling or other action shall have become final and nonappealable;

          (c) by the Purchaser, if the Selling Party shall have materially breached any of its material covenants herein, and said breach is not cured within 10 business days after written notice of the breach is received by Selling Party, or if the Selling Party shall have intentionally made a material misrepresentation herein;

          (d) by the Selling Party, if the Purchaser shall have materially breached any of its material covenants herein, and said breach is not cured within 10 business days after written notice of the breach is received by Purchaser, or if the Purchaser shall have intentionally made a material misrepresentation herein; or

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

          (e) by either the Selling Party or the Purchaser if the Closing shall not have occurred on or before September 30, 1996, unless the failure to have the Closing shall be due to the failure of the party seeking to terminate this Agreement to perform in any material respect its obligations under this Agreement required to be performed by it at or prior to the Closing.

                                  ARTICLE XIV
                                 BROKERS' FEES

     Each party represents and warrants to the other that it shall be solely responsible for the payment of any fee or commission due to any broker or finder it has engaged with respect to this transaction and the other party hereto shall be indemnified for any liability with respect thereto pursuant to Article XI hereof.

                                   ARTICLE XV
                                 MISCELLANEOUS

     SECTION 15.01. ADDITIONAL INSTRUMENTS OF TRANSFER. From time to time after the Closing, the Selling Party shall, if requested by Purchaser, make, execute and deliver to Purchaser such additional assignments and other instruments of transfer as may be necessary or proper to transfer to Purchaser all of the Selling Party's right, title and interest in and to the Purchased Interests. Such efforts and assistance shall be without cost to Purchaser.

     SECTION 15.02. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered, sent by telecopier or mailed, registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

          (i) If to Purchaser:

               Colony Cable Networks, Inc.
               75 Fountain Street
               Providence, RI 02902
               Attention: Jack C. Clifford
               Facsimile No.: (401) 274-9220

               with a copy to:

               Edwards & Angell
               2800 Hospital Trust Tower
               Providence, Rhode Island  02903
               Attention: Walter G. D. Reed, Esq.
               Facsimile No.:(401) 276-6611

          (ii) If to Selling Party:

               Scripps Howard Publishing, Inc.
               312 Walnut Street
               Cincinnati, OH 45202
               Facsimile No.:

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

               with copies to:

               Baker & Hostetler
               3200 National City Center
               Cleveland, OH
               Attention: Robert A. Weible, Esq.
               Facsimile No.: (216) 696-0740

     Notices delivered personally shall be effective upon delivery. Notices transmitted by telecopy shall be effective when received. Notices delivered by regular mail or by overnight mail shall be effective when received. Notices delivered by registered or certified mail shall be effective on the date set forth on the receipt of registered or certified mail, or 72 hours after mailing, whichever is earlier.

     SECTION 15.03. EXPENSES. Each party shall bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 15.04. SPECIFIC PERFORMANCE. The parties recognize and acknowledge that in the event the Selling Party shall fail to perform its obligations under the terms of this Agreement, money damages alone will not be adequate to compensate the Purchaser. The parties, therefore, agree and acknowledge that in the event the Selling Party fails to perform its obligations under this Agreement, the Purchaser shall be entitled, in addition to any action for monetary damages, in addition to any other rights and remedies on account of such failure, to specific performance of the terms of this Agreement and of the covenants and obligations hereunder.

     SECTION 15.05. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without application of principles of conflicts of law).

     SECTION 15.06. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto prior to Closing without the prior written consent of the other parties.

     SECTION 15.07. SUCCESSORS AND ASSIGNS. All agreements made and entered into in connection with this transaction shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     SECTION 15.08. AMENDMENTS; WAIVERS. No alteration, modification or change of this Agreement shall be valid except by an agreement in writing executed by the parties hereto. No failure or delay by any party hereto in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

     SECTION 15.09. STANDSTILL. The Selling Party hereby agrees that it shall not offer the Purchased Interests or any direct or indirect interest in the Purchased Interests for sale to any other party until the earlier to occur of the Closing or the termination of this Agreement. In addition, the Selling Party hereby agrees that it will take no action, directly or indirectly, to solicit indications of interest in, or offers for the sale of any interest in, the Purchased Interests until the earlier to occur of the Closing or the termination of this Agreement.

     SECTION 15.10. ENTIRE AGREEMENT. This Agreement merges all previous negotiations between the parties hereto and constitutes the entire agreement and understanding between the parties with respect to the subject matter of this Agreement.

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

     SECTION 15.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be an original, but all of which together shall constitute one agreement.

     SECTION 15.12. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     SECTION 15.13. SECTION HEADINGS. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

     SECTION 15.14. INTERPRETATION. As both parties have participated in the drafting of this Agreement, any ambiguity shall not be construed against either party as the drafter.

     IN WITNESS WHEREOF, each of the parties hereto has hereunto set his hand and seal or caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

                                   SELLING PARTIES:

                                   SCRIPPS HOWARD PUBLISHING, INC.

                                   By: /s/ Craig C. Sterden
                                       --------------------
                                       Title: SR. VP
                                              -------------


                                   PURCHASER:

                                   COLONY CABLE NETWORKS, INC.

                                   By: /s/ Jack C. Clifford
                                       --------------------
                                       Title: Chairman
                                              -------------

     The undersigned hereby guarantees full payment and performance of the obligations of the Selling Party hereunder.

                                   SCRIPPS HOWARD PUBLISHING, INC.

                                   By: /s/ Craig C. Standen
                                       --------------------
                                       Title: SR. VP
                                              -------------

     The undersigned hereby guarantees full payment and performance of the obligations of the Purchaser hereunder.

                                   THE PROVIDENCE JOURNAL COMPANY

                                   By: /s/ Jack C. Clifford
                                       --------------------
                                       Title: V.P.
                                              -------------

     The undersigned hereby agrees to be bound by Section 8.02 hereunder only.

                                   TELEVISION FOOD NETWORK, G.P.

                                   By: /s/ Jack C. Clifford
                                       --------------------
                                       Title: Chairman
                                              -------------

                                      -11-